Exhibit 99.1

Monterey Capital Acquisition Corporation Announces Separate Trading of its Class A Common Stock, Warrants, and Rights to Commence on July 1, 2022

NEW YORK, NY. – June 28, 2022 – On June 28, 2022, Monterey Capital Acquisition Corporation (the “Company”) announced that, commencing on July 1, 2022, the holders of units (“Units”) issued in the Company’s initial public offering may elect to separately trade shares of the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), redeemable warrants and rights included in the Units. Each Unit consists of one share of Common Stock, one redeemable warrant (“Public Warrant”), each Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share, and one right to receive one-tenth of one share of Common Stock upon consummation of the Company’s initial business combination (each a “Right”). Units not separated will continue to trade on the Nasdaq Global Market under the symbol “MCACU.” Shares of Common Stock, the Public Warrants, and the Rights will trade on the Nasdaq Global Market under the symbols “MCAC,” “MCACW,” and “MCACR,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Common Stock, Public Warrants, and Rights.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Monterey Capital Acquisition Corporation

The Company is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While it may pursue an initial business combination target in any business, industry, or geographical location, the Company intends to focus its search on businesses in the clean transition sector. The Company is led by Bala Padmakumar, the Company’s Chief Executive Officer and Chairman of the Board, Vivek Soni, the Company’s Executive Vice President and Director, and Daniel Davis, the Company’s Chief Financial Officer.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact:

Bala Padmakumar
Chief Executive Officer and Chairman of the Board

Monterey Capital Acquisition Corporation
Email: bala@padmakumar.com
Phone: (831) 649-7388